UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 2400

New York, NY 10151

 (Address of principal executive offices)

(Zip code)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PINNACLE VALUE FUND                                                                                                                                        1

BERTOLET CAPITAL TRUST

Pinnacle Value Fund Semi- Annual Report                                                         June  30, 2023

Dear Fellow Shareholders,

Total Return	YTD	2022	2021	2020	2019
Pinnacle Value Fund	9.1%	1.1%	14.3%	3.4%	10.7%
Russell 2000	8.1	-20.5	14.8	20.0	25.5
S&P 500	16.9%	-18.1%	28.7%	18.4%	31.5%

(all returns include dividend reinvestment.  Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

Fund Performance

As you can see from the above box scores, US equities had a robust first half with the R2000 up 8.1% while the S&P 500 rose 16.9%.  The Pinnacle Value Fund rose 9.1%, slightly better than the R2000.  We feel the Fund is well positioned with large cash balances (earning 5.0% in a government MMF ) providing the firepower to take advantage of future opportunities.

As shown on the next page, contributors to performance outweighed detractors which you might expect in an up market.  Performance was driven in part by positive contributions from Daktronics, Graham Corp. and Powell Industries. Daktronics continues to win new electronic scoreboard business as stadiums continue to be built/upgraded across the country. Graham Corp. continues to execute well on new US Navy contracts for the latest aircraft carriers and submarines. Finally, Powell Industries continues to benefit from the energy/petrochemical build out along the Gulf Coast.

Our major detractors included Gulf Island Fabrication and Williams Industrial Services. Gulf Island is making slow progress with their turnaround efforts and continues to benefit from its strategic location close to the Gulf of Mexico.  Williams Industrial continues to struggle with execution and balance sheet issues which will likely result in a restructuring or company sale.

We did more portfolio selling than buying as we took advantage of higher prices to lighten up on positions that approached fair value including Graham Corp., Patriot Transportation and Powell Industries.  We also exited Costar Technologies which received an acquisition bid. We added to several positions on price weakness including Culp Fabrics, Gulf Island, Hurco machine tools and OP Bank. We established two new positions: Select Water Solutions provides water services (sourcing, transfer, disposal)  to the unconventional oil & gas industry. Stealthgas owns and operates a fleet of 27 LPG (liquid petroleum gas) tankers. As you probably know, LPG is primarily propane and butane which continue to exhibit healthy demand worldwide as a “clean” source of energy.

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Outlook & Current Positioning

At this point we are in a holding pattern.  We like what we own but are hesitant to increase our positions at current prices.  We’ve trimmed back positions we view as fairly valued or where fundamentals deteriorated.  We have a “shopping list” of companies we’d like to own at the right price. These are firms we know well and may have owned in the past.  Most have been around for decades, have solid business niches, responsible management teams and clean balance sheets.  We stay current on all and are ready to buy at the right price.  As a wise investor once said, paying too high a price can turn an excellent investment into a mediocre one.

While our crystal ball is no better than others, we continue to view today’s market as fairly valued with a minimal margin of safety. While 2022 was a tough year, animal spirits have been rekindled this year on hopes the Federal Reserve will pause if not lower interest rates.  Artificial Intelligence has jumpstarted a “tech renaissance” that’s driven the NASDAQ and S&P 500 higher. Sentiment has shifted dramatically from the lows of October 2022 with many investors believing we are now on the cusp of a new bull market.  We have returned to a “fear of missing out” mentality as investors once again embrace the idea that “there is no alternative” to US equities.

However, let’s look at the facts/reality. The Fed has stated repeatedly that it is not finished raising rates as it tries to whip inflation. Inflation will likely remain high due to wage pressures and continued government stimulus programs. Corporate profits as a % of GDP are at record highs and likely to come down which could pressure profit margins and EPS. Corporate buybacks, a key source of demand for US equities, are declining as companies preserve cash in case of a recession. The fallout from the recent banking crisis will likely continue as credit standards tighten and banks pull back on lending to strengthen capital ratios to satisfy the regulators. Lots to think about…

Please be advised that we will make a distribution of net realized capital gains in December most of which we expect to be long-term. We’ll have an estimate in late November which we’ll post on the website.  For those of you who own shares in taxable accounts, you may want to delay any Fund purchases until after the distribution to avoid any unwanted tax consequences.

By now you should have received your June statement.  Should you have any questions about your account or the Fund, don’t hesitate to call or write. We are positioned to invest our cash as opportunities become available and are searching diligently for such opportunities. Your portfolio manager remains a major Fund shareholder and buys shares opportunistically.

John E. Deysher                                                                                      Pinnacle Value Fund

President & Portfolio Manager                                                             745 Fifth Ave.- 2400

212-605-7100                                                                                            New York,  NY  10151

PINNACLE VALUE FUND                                                                                                                                        3

BERTOLET CAPITAL TRUST

TOP 10 POSITIONS
1. Gulf Island Fabrication- engineering/design/construction	5.6%
2. Bristow Group- helicopter services	5.0
3. Graham Corp.- industrial equipment for govt./ commercial clients	4.5
4. Daktronics- electronic displays	3.6
5. Seacor Marine- offshore supply vessels	3.6
6. Weyco Group- wholesale & retail shoes	3.5
7. Culp Inc.- fabrics for furniture & mattress coverings	3.2
8. Hurco- machine tool systems	2.3
9. Powell Industries- electrical equipment & services 10. Universal Stainless & Alloys- specialty metals	2.2 2.2
Total	35.7%

YTD TOP 5 Contributors (includes dividends)
1. Daktronics Inc.	2.1%
2. Graham Corp.	2.0
3. Powell Industries	2.0
4. Universal Stainless	1.1
5. Seacor Marine	0.7%

YTD TOP 5 Detractors (includes dividends)
1. Gulf Island Fabrication	-2.6%
2. Williams Industrial Services	-1.4
3. The Buckle	-0.5
4. Hurco Cos.	-0.4
5. OP Bank	-0.2%

SECURITY CLASSIFICATIONS
Government Money Market Funds	39.4%
Energy	13.8
Industrial Goods & Services	12.8
Consumer Goods & Services	11.5
Construction & Fabrication	7.1
Technology	4.3
Transportation	3.6
Closed End & Exchange Traded Funds	2.9
Banks & Thrifts	2.9
Real Estate	0.9
Insurance	0.8
Total	100.0%

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Schedule of Investments June 30, 2023 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Apparel & Textile
45,358	Crown Crafts, Inc.	$ 220,609	$ 227,244
199,028	Culp, Inc. *	1,028,165	989,169
		1,248,774	1,216,413	3.88%
Banks & Thrifts
11,007	Hope Bancorp, Inc.	39,801	92,679
47,056	OP Bancorp	384,554	396,682
25,757	PCB Bancorp	317,122	378,885
		741,477	868,246	2.77%
Commercial & Professional Services
3,500	Healthcare Services Group, Inc. *	44,752	52,255	0.17%

Construction & Fabrication
540,345	Gulf Island Fabrication, Inc. *	2,379,619	1,756,121
550	Preformed Line Products Co.	21,177	85,855
673,994	Williams Industrial Service Group, Inc. *	1,043,727	256,118
		3,444,523	2,098,094	6.69%
Energy
54,667	Bristow Group, Inc. *	694,038	1,570,583
26,670	Dorian LPG Ltd.	147,858	684,085
593	Sabine Royalty Trust	14,617	39,102
98,367	Seacor Marine Holdings, Inc. *	508,307	1,124,335
39,953	Select Water Solutions, Inc.	231,290	323,619
		1,596,110	3,741,724	11.92%
Furniture & Fixtures
8,353	Ethan Allen Interiors, Inc.	87,365	236,223
4,185	Flexsteel Industries, Inc.	37,086	79,975
20,920	Hooker Furnishings Corp.	278,728	390,367
		403,179	706,565	2.25%
Industrial Metals
23,631	Friedman Industries, Inc.	116,512	297,751
49,914	Universal Stainless & Alloy Products, Inc. *	380,082	699,295
		496,594	997,046	3.18%
Insurance
169,498	First Acceptance Corp. *	140,472	174,583
1,469	Mercury General Corp.	51,585	44,467
		192,057	219,050	0.70%
Power Equipment
6,183	AstroNova, Inc. *	52,315	89,654
107,350	Graham Corp. *	876,201	1,425,608
33,787	Hurco Cos., Inc.	829,255	731,489
11,580	Powell Industries, Inc.	231,819	701,632
		1,989,590	2,948,383	9.40%
Real Estate
4,207	Getty Realty Corp.	51,107	142,281
1,900	Potlatch Deltic Corp.	41,885	100,415
3,255	Regency Affiliates, Inc.	12,759	19,204
2,000	Tri Pointe Group, Inc. *	30,475	65,720
		136,226	327,620	1.04%

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        5

BERTOLET CAPITAL TRUST

Schedule of Investments (Continued) June 30, 2023 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Net Assets

Retail
2,000	Shoe Carnival, Inc.	$ 14,439	$ 46,960
13,729	The Buckle, Inc.	187,262	475,023
41,066	Weyco Group, Inc.	934,208	1,096,052
		1,135,909	1,618,035	5.16%

Technology
5,000	Benchmark Electronics, Inc.	101,230	129,150
48,576	Coda Octopus Group, Inc. *	242,441	398,809
178,635	Daktronics, Inc. *	577,369	1,143,264
9,562	Ultralife Corp. *	41,609	46,280
		962,649	1,717,503	5.47%
Transportation
26,682	Heartland Express, Inc.	379,993	437,852
1,000	Kirby Corp. *	36,874	76,950
7,000	Miller Industries, Inc.	160,911	248,290
38,821	Patriot Transportation Holdings, Inc. *	320,122	328,232
127,217	StealthGas, Inc. *	350,748	541,944
		1,248,648	1,633,268	5.20%

Total for Common Stock		$ 13,640,488	$ 18,144,202	57.83%

Closed-End & Exchange Traded Funds
4,378	Barings Participation Investor	56,770	56,520
17,100	Sprott Gold Miners ETF *	316,339	442,481
13,822	Sprott Junior Gold Miners ETF *	310,477	387,431

Total for Closed-End & Exchange Traded Funds		$ 683,586	$ 886,432	2.82%

SHORT TERM INVESTMENTS
Money Market Fund
1,000,000	Invesco Government & Agency Portfolio Institutional Class 5.08% **	1,000,000	1,000,000
11,418,132	First American Government Obligation Fund Class Z 4.97% **	11,418,132	11,418,132

Total for Short Term Investments		$ 12,418,132	$ 12,418,132	39.57%

	Total Investments	$ 26,742,206	$ 31,448,766	100.22%

	Liabilities in excess of other assets		(67,653)	(0.22)%

	Net Assets		$ 31,381,113	100.00%

* Non-Income producing securities.

** Variable rate security; the money market rate shown represents the yield at June 30, 2023.

The accompanying notes are an integral part of the financial statements.

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Statement of Assets and Liabilities
June 30, 2023 (Unaudited)

Assets:
Investment Securities at Market Value	$ 31,448,766
(Identified Cost $26,742,206)
Cash	1,000
Receivables:
Dividends and Interest	63,704
Prepaid Expenses	20,232
Total Assets	31,533,702
Liabilities:
Payable to Advisor	135,902
Accrued Expenses	16,687
Total Liabilities	152,589
Net Assets	$ 31,381,113

Net Assets Consist of:
Paid-In Capital	$ 25,301,827
Distributable Earnings	6,079,286
Net Assets	$ 31,381,113
Net Asset Value and Redemption Price
Per Share ($31,381,113/2,007,883 shares outstanding), no par value, unlimited
shares authorized	$ 15.63

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        7

BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2023 (Unaudited)

Investment Income:
Dividends	$ 201,976
Interest	279,288
Total Investment Income	481,264
Expenses:
Investment Advisor Fees (Note 3)	189,507
Transfer Agent & Fund Accounting Fees	20,773
Insurance Fees	7,597
Audit Fees	7,439
Trustee Fees	4,760
Custodial Fees	4,650
Registration Fees	2,677
Miscellaneous Fees	2,281
Legal Fees	1,185
Printing & Mailing Fees	643
Total Expenses	241,512
Advisory Fees Waived by Advisor	(53,521)
Net Expenses	187,991

Net Investment Income	293,273

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	925,667
Capital Gain Distributions from Regulated Investment Companies	-
Change in Unrealized Appreciation on Investments	1,404,908
Net Realized and Unrealized Gain on Investments	2,330,575

Net Increase in Net Assets from Operations	$ 2,623,848

The accompanying notes are an integral part of the financial statements.

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BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets
	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2023	12/31/2022
From Operations:
Net Investment Income	$ 293,273	$ 319,029
Net Realized Gain on Investments	925,667	2,190,477
Capital Gain Distributions from Regulated Investment Companies	-	8,145
Net Change In Unrealized Appreciation (Depreciation)	1,404,908	(2,154,818)
Net Increase in Net Assets from Operations	2,623,848	362,833

From Distributions to Shareholders:
Distributions	-	(2,747,993)
Total Distributions to Shareholders	-	(2,747,993)

From Capital Share Transactions:
Proceeds From Sale of Shares	2,710,666	987,518
Shares issued in Reinvestment of Dividends	-	2,534,839
Cost of Shares Redeemed (a)	(3,234,299)	(3,963,292)
Net Increase (Decrease) from Shareholder Activity	(523,633)	(440,935)

Net Increase (Decrease) in Net Assets	2,100,215	(2,826,095)

Net Assets at Beginning of Period/Year	29,280,898	32,106,993
Net Assets at End of Period/Year	$31,381,113	$29,280,898

Share Transactions:
Issued	181,392	67,880
Reinvested	-	176,031
Redeemed	(216,224)	(252,921)
Net Increase (Decrease) in shares	(34,832)	(9,010)
Shares outstanding beginning of Period/Year	2,042,715	2,051,725
Shares outstanding end of Period/Year	2,007,883	2,042,715

(a) Net of Redemption Fees of $0 for the six months ended June 30, 2023, and $0 for the year ended December 31, 2022.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        9

BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout each period/year.

	(Unaudited)
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/2023		12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Net Asset Value -
Beginning of Period/Year	$ 14.33		$ 15.65	$ 14.76	$ 14.27	$ 13.21	$ 15.63
Net Investment Income (Loss) *	0.14		0.17	0.19	0.10	0.06	0.05
Net Gains or Losses on Securities
(realized and unrealized)	1.16		0.01	1.90	0.39	1.34	(1.88)
Total from Investment Operations	1.30		0.18	2.09	0.49	1.40	(1.83)

Distributions from Net Investment Income	-		(0.16)	(0.36)	-	- (a)	(0.06)
Distributions from Capital Gains	-		(1.34)	(0.84)	-	(0.34)	(0.53)
Total Distributions	-		(1.50)	(1.20)	-	(0.34)	(0.59)

Paid-in Capital from Redemption Fees (Note 2) (a)	-		-	-	-	-	-

Net Asset Value -
End of Period/Year	$ 15.63		$ 14.33	$ 15.65	$ 14.76	$ 14.27	$ 13.21

Total Return	9.07%	(c)	1.14%	14.31%	3.43%	10.66%	(11.75)%

Ratios/Supplemental Data
Net Assets - End of Period/Year (Thousands)	$ 31,381		$ 29,281	$ 32,107	$ 29,317	$ 30,886	$ 36,034

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.59%	(b)	1.60%	1.56%	1.66%	1.60%	1.50%
Ratio of Net Income to Average Net Assets	1.58%	(b)	0.75%	0.80%	0.37%	0.09%	0.15%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.24%	(b)	1.24%	1.24%	1.24%	1.24%	1.33%
Ratio of Net Income to Average Net Assets	1.93%	(b)	1.10%	1.12%	0.79%	0.45%	0.32%

Portfolio Turnover Rate	9.74%	(c)	39.67%	7.48%	48.23%	19.50%	31.51%

* Per share net investment Income (loss) determined on average shares outstanding during year.

(a) Less than $0.01 per share.

(b) Annualized.

(c) Not annualized.

The accompanying notes are an integral part of the financial statements.

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BERTOLET CAPITAL TRUST

1.)

ORGANIZATION:

Pinnacle Value Fund (“Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)

SIGNIFICANT ACCOUNTING POLICIES SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at June 30, 2023:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 18,144,202	$ -	$ -	$ 18,144,202
Closed-end & Exchange Traded Funds	886,432	-	-	886,432
Money Market Funds	12,148,132	-	-	12,148,132
Investments at Market	$ 31,448,766	$ -	$ -	$ 31,448,766

(a) See Schedule of Investments for industry breakout.

PINNACLE VALUE FUND                                                                                                                                        11

BERTOLET CAPITAL TRUST

There were no transfers between levels at period end.  The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the six months ended June 30, 2023. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the six months ended ended June 30, 2023, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2023 the Fund held approximately 40% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in government and agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity and the Invesco Government & Agency Fund.

As of June 30, 2023 the Fund had approximately 36% of its assets in First American Government Obligation Fund - Class Z (Ticker: FGZXX). The investment in this fund is approximately 0.01% of the fund’s net assets which was approximately $30.2 billion dollars at June 30, 2023. If the Adviser determines that it is in the best interest of Fund shareholders, the Adviser may redeem this investment.  Further information on these funds is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short-term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2023 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder.  For the year ended December 31, 2022, $0 of early redemption fees were returned to the Fund through shareholder redemptions.  There were $367 in early redemption fees for the six months ended June 30, 2023.

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BERTOLET CAPITAL TRUST

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets up to $300 million, and an annual rate of 1% of the Fund’s average daily net assets thereafter.  For the six months ended June 30, 2023, Adviser earned $189,507 in fees which are paid yearly.  For the six months ended June 30, 2023, the Adviser waived $53,521 in advisory fees.

A Fund officer and trustee is also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.24%, of average daily net assets through April 30, 2024.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  Adviser is entitled to recoup $111,277 through December 31, 2023, $105,697 through December 31, 2024, and $103,325 through December 31, 2025.

4.)

PURCHASES AND SALES OF SECURITIES

For six months ended June 30, 2023, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $1,809,627 and $3,201,385, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2022.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

For the six months ended June 30, 2023, no distributions were paid.  For the year ended December 31, 2022 the Fund paid an ordinary income distribution of $0.16 per share, and a long-term capital gain of $1.34 per share.

The tax nature of distributions paid during the six months ended June 30, 2023, and year ended December 31, 2022 and, were as follows:

	2023	2022
Ordinary Income	$ -	$ 295,735
Long Term Capital Gain	$ -	$2,452,259
	$ -	$2,747,994

At December 31, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 26,242,005

Gross tax unrealized appreciation	$ 4,303,877
Gross tax unrealized depreciation	(1,056,783)
Net tax unrealized appreciation	3,247,094
Undistributed ordinary income	23,294
Accumulated capital and other gains - net	185,050
Total Distributable Earnings	$ 3,455,438

At December 31, 2022, the Fund had no capital loss carryforwards. At December 31, 2022, the Fund had no post-October losses.

6.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; management considers the risk of loss from such claims to be remote.

7.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

PINNACLE VALUE FUND                                                                                                                                        13

BERTOLET CAPITAL TRUST

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-PORT filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-PORT was filed with the SEC on Nov. 29, 2004. Fund Form N-PORTs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION (Unaudited)

Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (68)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Bruce C. Baughman (75)	Trustee	Unlimited	Private Investor	None
January 2023

Richard M. Connelly (67)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (58)	Trustee	Unlimited	Entrepreneur	None
		Since Inception	Private Investor

TRUSTEES AND SERVICE PROVIDERS

Trustees: Bruce C. Baughman, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 50 S.16th Street - 2900, Philadelphia PA 19102

 14                                                                                                                                          PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement (“Agreement”) between the Trust and Bertolet Capital LLC (“Adviser”) was last renewed by the Board at a meeting in February, 2023. On that date the Board considered factors material to the Agreement renewal including:

Nature, Extent & Quality of Services. The Board considered the Adviser’s quality value investment strategy/philosophy and substantial experience in small and micro-cap research and portfolio management. The Board reviewed Adviser’s Form ADV (policies/operations), staffing levels, research capability and overall reputation. The Board noted that Adviser has no plans to alter the way it manages the Fund and would continue to have the expertise and resources needed to provide advisory and administrative services to the Fund. The Board considered the Adviser’s compliance policies/procedures and noted that it had complied with the Trust’s Code of Ethics. The Board concluded it was satisfied with the nature, extent and quality of services provided by the Adviser.

Investment Performance. The Fund’s performance was compared to a peer group of mutual funds and the R2000 index. The Board noted the Fund outperformed the R2000 index and  peer group in 2022. For the most recent 10 year period, Fund performance lagged the peer group average and the R2000. The Board noted the Fund’s 10 yr. Sharpe ratio (risk/volatility) approximated the peer group average.  The Board reiterated that Fund cash levels should be lowered opportunistically in an attempt to improve Fund performance. The board noted the Adviser owns 9.9% of Fund shares.

Reasonableness of Fees. The Board compared the Fund’s expense ratio and advisory fee to a peer group. The Board noted the Fund’s 2022 expense ratio was below the peer group average and that most peers had much higher AUM. The Board noted the Fund’s 1% advisory fee approximated the peer group which it deemed reasonable given the many administrative, compliance and other services provided to the Fund. The Board noted that Adviser continues to cap expenses at 1.24% of average net assets. Based on these factors and the labor intensive nature of small/micro-cap research, the Board concluded the advisory fee charged to the Fund is fair and reasonable.

Profitablity & Other Benefits to Adviser. The Board considered the Fund’s income and expenses and the profitability of the Fund to Adviser. The Board reviewed the Adviser’s 2022 financial statement and concluded that the Adviser’s profitability was reasonable in relation to the nature and quality of services provided to the Fund.

Economies of Scale. The Board considered data regarding economies of scale and whether existing fees might require adjustment in light of any economies of scale. The Board determined that no modification of fees was necessary given the Fund’s small size, the fact that the Fund is not part of a large Fund complex and that the Fund’s expense ratio approximates the peer group average.

The Board concluded that the terms of the advisory contract were reasonable and fair and in the best interest of shareholders. As a result, the entire Board, with the Independent Trustees voting separately, approved the Agreement’s renewal.

PINNACLE VALUE FUND                                                                                                                                        15

BERTOLET CAPITAL TRUST

 Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2023	June 30, 2023	January 1, 2023 to June 30, 2023

Actual	$1,000.00	$1,090.72	$6.43
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.65	$6.21

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED JUNE 30, 2023

	1 Year	3 Year	5 Year	10 Year
Pinnacle Value Fund	21.07%	17.68%	4.92%	4.76%
Russell 2000 Index	12.31%	10.82%	4.21%	8.26%

Chart assumes an initial investment of $10,000 made on 7/1/2013.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

SEMI-ANNUAL REPORT

(UNAUDITED)

JUNE 30, 2023

www.pinnaclevaluefund.com

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Previously filed.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date August 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date August 22, 2023